ICC24 7820-S SUPPLEMENTAL CONTRACT DATA PAGES Please refer to the attached Crediting Method endorsements for further explanation of values shown on these Supplemental Contract Data Pages. Contract Number: [1234567890] Issue Date: [April 1, 2025] Index Account Options. Subject to availability. Index choices of: [S&P 500®] [Russell 2000®] [MSCI Emerging Markets] [MSCI EAFE] [Nasdaq-100®] Crediting Method and term choices of: Term Buffer Selection* Floor Selection* Crediting Method 1-Year 10%, 20%, 100% 10% Cap 3-Year 10%, 20%, 100% N/A Cap 6-Year 10%, 20%, 100% N/A Cap 1-Year 10% N/A Performance Boost 3-Year 10% N/A Performance Boost 6-Year 10% N/A Performance Boost 1-Year 10%, 100% 10% Performance Trigger [*Buffer and Floor selections cannot be chosen together with the same Index Account Option.]

ICC24 7820-S 2 Guaranteed Minimum Index Adjustment Factors: The Index Adjustment Factors are determined and guaranteed for each Index Account Option term. These guaranteed Minimum Index Adjustment Factors apply for the life of the Contract. • [Cap Rate (CR): The CR will never be less than [1.00% for the 1-year,] [1.50% for the 3-year,] and [2.00% for the 6-year].] • [Index Participation Rate (IPR): The IPR will never be less than [100%].] • [Performance Boost Cap Rate (PBCR): The PBCR will never be less than [1.00% for the 1-year,] [1.50% for the 3-year,] and [2.00% for the 6-year].] • [Performance Trigger Rate (PTR): The PTR will never be less than [1.00%].] • [Performance Boost Rate (PBR): The PBR will never be less than [5.00%].] • [Buffer: The Buffer will never be less than [5.00%].] • [Floor: The Floor will never be more than [50.00%].] Discontinuation of or Substantial Change to an Index. During an Index Account Option term, if an Index is discontinued, the cost of hedging that Index becomes excessive, or if the calculation is changed substantially, the Company may substitute a comparable Index. The Company will obtain approval from the IIPRC and will notify You and any assignee before using a substitute Index.

ICC24 7820-S 3 Current Index Account Options: These are the Index Account Options You elected, applicable to Your Contract. Please refer to Your transaction confirmation statement sent on Your Issue Date for the declared rates applicable to Your Premiums. Term Index Crediting Method Buffer / Floor Current Rate IPR 1-year S&P 500 Cap with Buffer 10% 1.00% 100% 1-year S&P 500 Cap with Buffer 20% 1.00% 100% 1-year S&P 500 Cap with Buffer 100% 1.00% 100% 1-year S&P 500 Cap with Floor 10% 1.00% 100% 1-year S&P 500 Performance Trigger with Buffer 10% 1.00% N/A 1-year S&P 500 Performance Trigger with Buffer 100% 1.00% N/A 1-year S&P 500 Performance Trigger with Floor 10% 1.00% N/A 1-year S&P 500 Performance Boost with Buffer 10% 1.00% N/A 3-year S&P 500 Cap with Buffer 10% 1.50% 100% 3-year S&P 500 Cap with Buffer 20% 1.50% 100% 3-year S&P 500 Cap with Buffer 100% 1.50% 100% 3-year S&P 500 Performance Boost with Buffer 10% 1.50% N/A 6-year S&P 500 Cap with Buffer 10% 2.00% 100% 6-year S&P 500 Cap with Buffer 20% 2.00% 100% 6-year S&P 500 Cap with Buffer 100% 2.00% 100% 6-year S&P 500 Performance Boost with Buffer 10% 2.00% N/A 1-year Russell 2000 Cap with Buffer 10% 1.00% 100% 1-year Russell 2000 Cap with Buffer 20% 1.00% 100% 1-year Russell 2000 Cap with Buffer 100% 1.00% 100% 1-year Russell 2000 Cap with Floor 10% 1.00% 100% 1-year Russell 2000 Performance Trigger with Buffer 10% 1.00% N/A 1-year Russell 2000 Performance Trigger with Buffer 100% 1.00% N/A 1-year Russell 2000 Performance Trigger with Floor 10% 1.00% N/A 1-year Russell 2000 Performance Boost with Buffer 10% 1.00% N/A 3-year Russell 2000 Cap with Buffer 10% 1.50% 100% 3-year Russell 2000 Cap with Buffer 20% 1.50% 100% 3-year Russell 2000 Cap with Buffer 100% 1.50% 100% 3-year Russell 2000 Performance Boost with Buffer 10% 1.50% N/A 6-year Russell 2000 Cap with Buffer 10% 2.00% 100% 6-year Russell 2000 Cap with Buffer 20% 2.00% 100% 6-year Russell 2000 Cap with Buffer 100% 2.00% 100% 6-year Russell 2000 Performance Boost with Buffer 10% 2.00% N/A 1-year MSCI Emerging Markets Cap with Buffer 10% 1.00% 100% 1-year MSCI Emerging Markets Cap with Buffer 20% 1.00% 100% 1-year MSCI Emerging Markets Cap with Buffer 100% 1.00% 100% 1-year MSCI Emerging Markets Cap with Floor 10% 1.00% 100% 1-year MSCI Emerging Markets Performance Trigger with Buffer 10% 1.00% N/A 1-year MSCI Emerging Markets Performance Trigger with Buffer 100% 1.00% N/A 1-year MSCI Emerging Markets Performance Trigger with Floor 10% 1.00% N/A 1-year MSCI Emerging Markets Performance Boost with Buffer 10% 1.00% N/A 3-year MSCI Emerging Markets Cap with Buffer 10% 1.50% 100% 3-year MSCI Emerging Markets Cap with Buffer 20% 1.50% 100% 3-year MSCI Emerging Markets Cap with Buffer 100% 1.50% 100% 3-year MSCI Emerging Markets Performance Boost with Buffer 10% 1.50% N/A 6-year MSCI Emerging Markets Cap with Buffer 10% 2.00% 100% 6-year MSCI Emerging Markets Cap with Buffer 20% 2.00% 100% 6-year MSCI Emerging Markets Cap with Buffer 100% 2.00% 100% 6-year MSCI Emerging Markets Performance Boost with Buffer 10% 2.00% N/A

ICC24 7820-S 4 Term Index Crediting Method Buffer / Floor Current Rate IPR 1-year MSCI EAFE Cap with Buffer 10% 1.00% 100% 1-year MSCI EAFE Cap with Buffer 20% 1.00% 100% 1-year MSCI EAFE Cap with Buffer 100% 1.00% 100% 1-year MSCI EAFE Cap with Floor 10% 1.00% 100% 1-year MSCI EAFE Performance Trigger with Buffer 10% 1.00% N/A 1-year MSCI EAFE Performance Trigger with Buffer 100% 1.00% N/A 1-year MSCI EAFE Performance Trigger with Floor 10% 1.00% N/A 1-year MSCI EAFE Performance Boost with Buffer 10% 1.00% N/A 3-year MSCI EAFE Cap with Buffer 10% 1.50% 100% 3-year MSCI EAFE Cap with Buffer 20% 1.50% 100% 3-year MSCI EAFE Cap with Buffer 100% 1.50% 100% 3-year MSCI EAFE Performance Boost with Buffer 10% 1.50% N/A 6-year MSCI EAFE Cap with Buffer 10% 2.00% 100% 6-year MSCI EAFE Cap with Buffer 20% 2.00% 100% 6-year MSCI EAFE Cap with Buffer 100% 2.00% 100% 6-year MSCI EAFE Performance Boost with Buffer 10% 2.00% N/A 1-year Nasdaq-100 Cap with Buffer 10% 1.00% 100% 1-year Nasdaq-100 Cap with Buffer 20% 1.00% 100% 1-year Nasdaq-100 Cap with Buffer 100% 1.00% 100% 1-year Nasdaq-100 Cap with Floor 10% 1.00% 100% 1-year Nasdaq-100 Performance Trigger with Buffer 10% 1.00% N/A 1-year Nasdaq-100 Performance Trigger with Buffer 100% 1.00% N/A 1-year Nasdaq-100 Performance Trigger with Floor 10% 1.00% N/A 1-year Nasdaq-100 Performance Boost with Buffer 10% 1.00% N/A 3-year Nasdaq-100 Cap with Buffer 10% 1.50% 100% 3-year Nasdaq-100 Cap with Buffer 20% 1.50% 100% 3-year Nasdaq-100 Cap with Buffer 100% 1.50% 100% 3-year Nasdaq-100 Performance Boost with Buffer 10% 1.50% N/A 6-year Nasdaq-100 Cap with Buffer 10% 2.00% 100% 6-year Nasdaq-100 Cap with Buffer 20% 2.00% 100% 6-year Nasdaq-100 Cap with Buffer 100% 2.00% 100% 6-year Nasdaq-100 Performance Boost with Buffer 10% 2.00% N/A